Exhibit 10.14

POST-CLOSING AGREEMENT

December 27, 2012

Cantor Commercial Real Estate Lending, L.P.

110 East 59th Street

New York, New York 10022

Re:                             $70,455,000 Loan (the “Loan”) from Cantor Commercial Real Estate Lending, L.P. ( “Lender”) to Inland Diversified Las Vegas Centennial Center, L.L.C. (“Borrower”)

Ladies and Gentlemen:

As a material inducement for the Lender to close the Loan on the date hereof in accordance with that certain Loan Agreement by and between Borrower and Lender dated the date hereof (the “Loan Agreement”), the Lender has required that this Post-Closing Agreement (this “Agreement”) be executed and delivered to the Lender.  In regard to the Loan, the undersigned does hereby certify to and agree with the Lender as follows:

1.                                      Specific Post Closing Matters.  To the extent applicable, attached hereto as Exhibit “A” is a list of specific requirements which Borrower covenants it will use commercially reasonable efforts to met within the time set forth in said Exhibit.  The undersigned acknowledges that the Loan Documents are being executed at this time, and the Loan closed and funds disbursed in connection therewith, without all the Loan requirements being met and that the execution of the Loan Documents shall not constitute any admission by the Lender that all the Loan requirements have been met.

2.                                      Borrower Acknowledgement.  Borrower acknowledges that the Loan Documents are being executed at this time, and the Loan closed and funds disbursed in connection therewith, without all the Loan requirements being met and that the execution of the Loan Documents shall not constitute any admission by the Lender that all the Loan requirements have been met.

3.                                      Facsimile or Electronic Signature.  A signed facsimile or pdf file of this Agreement shall constitute an original.

4.                                      Survival of Agreement.  This Agreement shall survive the closing of the Loan.

5.                                      Loan Document.  This Agreement is and shall be deemed to be a Loan Document as defined in the Loan Agreement.

[THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed as of the day and year first above written.

BORROWER:	INLAND DIVERSIFIED LAS VEGAS CENTENNIAL CENTER, L.L.C., a Delaware limited liability company

	By:	Inland Territory, L.L.C.,
a Delaware limited liability company, its sole member

		By:	Inland Territory Member, L.L.C.,
a Delaware limited liability company,
its managing member

			By:	Inland Diversified Real Estate Trust, Inc.,
a Maryland corporation, its sole member

				By:	/s/ Marcia L. Grant
Name: Marcia L. Grant
Title: Assistant Secretary

Signature Page – Post Closing Agreement (Centennial Center)

EXHIBIT “A”

[SCHEDULE OF POST-CLOSING ITEMS]

Description of Item:	To Be Accomplished:	Deliver to:
Evidence that light bulbs were fixed and/or replaced to make exit signs at 7950 W Tropical Parkway, Suite 110 illuminate.	January 11, 2013	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between Wal-Mart Real Estate Business Trust, as tenant and Lender as lender, in form and substance reasonably acceptable to Lender.

	January 18, 2003	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between Sam’s Real Estate Business Trust, as tenant and Lender as lender, in form and substance reasonably acceptable to Lender.

	January 18, 2003	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between PNS Stores, Inc., doing business as Big Lots, as tenant and Lender as lender, in form and substance reasonably acceptable to Lender.

	January 18, 2013	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between Ross Dress For Less, Inc., as tenant and Lender as lender, in form and substance reasonably acceptable to Lender.

	January 18, 2013	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between OfficeMax, Inc., as tenant and Lender as lender, in form and substance reasonably acceptable to Lender.

	January 18, 2013	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between GMRI, INC., as tenant, Borrower as landlord and Lender as lender, in form and substance reasonably acceptable to Lender.

January 18, 2013	Lender’s Counsel

Fully executed, original Subordination, Non-Disturbance and Attornment Agreement made by and between KFC U.S. Properties, Inc., as tenant and Lender as lender, in form and substance reasonably acceptable to Lender.

January 18, 2013	Lender’s Counsel